[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Exhibit 10.1

EXECUTION VERSION

CONFIDENTIAL

FIRST AMENDMENT TO
THE CO-PROMOTION AGREEMENT

This First Amendment (the “Amendment”) to the March 31, 2014 Co-Promotion Agreement is entered into and effective as of July 25, 2017, by and among Amarin Pharmaceuticals Ireland Limited, a company organized under the laws of Ireland (registered number 408912) with offices at 2 Pembroke House Upper Pembroke Street 28-32, Dublin 2, Ireland (“Amarin Ireland”), and Amarin Pharma, Inc., a Delaware corporation with offices at 1430 Route 206 North, Suite 101, Bedminster, NJ 07921 (“Amarin Pharma”, and collectively with Amarin Ireland, “Amarin”), on the one hand, and Kowa Pharmaceuticals America, Inc., a Delaware corporation with offices at 530 Industrial Park Blvd, Montgomery, AL 36117 (“Kowa”), on the other hand (collectively, the “Parties”).

PRELIMINARY STATEMENTS

A.

WHEREAS, the Parties previously entered into the Co-Promotion Agreement, dated March 31, 2014 (the “Agreement”), pursuant to which, among other things, Amarin granted Kowa certain rights with respect to Sales of the Product in the Field in the Territory and Kowa agreed to co-promote the Product in the Field in the Territory;

B.	WHEREAS, Amarin and Kowa wish to amend the Agreement, and to make certain other agreements, as set forth in this Amendment; and
C.	WHEREAS, this Amendment supplements the Agreement and provides additional general and specific terms under which the Parties shall operate.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, including without limitation the mutual agreements and covenants set forth herein, the Parties hereby agree as follows:

1.Definitions.  Capitalized terms used herein that are not otherwise defined have the meanings set forth in the Agreement.

2.Additional Terms.

a.

The following payments shall be made within five (5) Business Days following the execution of this Amendment, which payments may be credited and offset against each other resulting in a net amount paid:

i.	Amarin shall pay Kowa the Co-Promote Fee for Q4 2016 of $[***].

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ii.

Kowa shall pay Amarin the marketing expense payment for Q4 2016 of $[***], which Amarin invoiced Kowa on February 10, 2017, and the next marketing expense payment of $[***], which Amarin invoiced Kowa on May 30, 2017.

iii.

Amarin shall pay Kowa $[***], which reflects the original Co-Promote Fee for Q1 2017 of $[***], less $[***] to account for the credits described in Section 2.b. below, and less $[***] to account for a temporary adjustment in the royalty rate for Q1 2017 as described in paragraph (c) below.

b.

Kowa shall give Amarin a credit of $[***] to be divided equally into fourths for cash flow purposes and reduce each of the quarters’ payments by $[***]. Such reduction shall be applied to each of the quarterly Co-Promote Fees due Kowa [***].  For statement of operations purposes, the $[***] will be recognized by Amarin on an equal quarterly basis for 2017 and 2018.  Specifically, Amarin shall subtract $[***] from each of the four Co-Promote Fees otherwise due to Kowa under the Agreement in Q1, Q2, Q3 and Q4 2017, respectively.

c.

Amarin shall pay Kowa $[***] to be divided equally into sevenths, with each seventh applied to increase each of the quarterly Co-Promote Fees due Kowa with respect to performance in Q2, Q3 and Q4 of 2017 and Q1, Q2, Q3 and Q4 of 2018.  Specifically, Amarin shall add $[***] to each of the Co-Promote Fees otherwise due to Kowa under the Agreement for performance in Q2, Q3 and Q4 of 2017 and Q1, Q2, Q3 and Q4 of 2018, respectively.

d.	[***].

3.Amendments.

a.	Section 1.91 of the Agreement is hereby amended from the date hereto to include the following definitions, in addition to the definition of “Target” which is unchanged:

“‘List of Targets’ means the Kowa list of [***] healthcare professionals that was approved by the JSC on or about May 2, 2017.”

b.

Section 4.4 of the Agreement is hereby amended from the date hereof to include a new subsection titled “Section 4.4.3 Amending List of Targets” and which provides:  “The Parties may agree, in the future, to amend the List of Targets, provided they do so in writing.”  If Kowa proposes to amend the List of Targets, Amarin must respond in writing to the proposed amendment within fourteen (14) calendar days. If Amarin does not respond in writing to a proposed amendment within fourteen (14) calendar days, Amarin will be deemed to have accepted the proposed amendment.  If Kowa proposes to amend its List of Targets, Kowa must send the proposed amendment to at least two Amarin JSC members to trigger the fourteen (14) day deadline above.  The Parties shall reach an agreement on any proposed amendment to the List of Targets within thirty (30) calendar days of the written proposal.

If the Party to whom a proposed amendment is sent requests additional information, that Party must request the additional information in writing from the Party proposing the amendment within three (3) business days from receiving the proposed amendment.  If such a request is

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

made, the fourteen (14) calendar day period to respond in writing and the thirty (30) calendar day period to reach agreement shall begin to run on the day such information is received by the requesting Party.  The Parties will discuss and agree to the content of such additional information to be sent at the first JSC meeting following the signing of this Amendment, which information shall be reasonably sufficient to inform a calculated business decision but not an unreasonable amount or unduly burdensome to the Party requesting the amendment.

If the Parties cannot agree on a proposed amendment to the List of Targets within thirty (30) days, then either Party may refer the dispute to the Parties’ executive officers for resolution, who must confer in good faith, including at least one face-to-face meeting, and use their best efforts to resolve the dispute.  If the Parties’ executive officers cannot resolve the dispute within 14 days of its referral, then either Party may submit it to arbitration pursuant to Section 14 of the Agreement.

c.

Section 4.3.2 of the Agreement is hereby amended from the date hereof to include the following, which shall be referred to as “Section 4.3.2 (e)” and shall not be read in any way to limit the existing terms of the Agreement:

i.	[***];
ii.	[***];
iii.	[***];
iv.

The Parties shall confer and determine, and present to JSC for approval on or before August 15, 2017, the following items with respect to performance in 2018:  (1) training requirements for any Kowa Sales Representatives hired after September 20, 2017; and (2) refresher training requirements for Kowa Sales Representatives regarding Vascepa medical, marketing, and compliance.

v.	Any such requirements are in addition to any and all other rights and obligations in the Agreement, including but not limited to those set forth in Section 4.3.2 thereof.
d.	Section 4.4.1 of the Agreement is amended to include the following, which shall be referred to as “Section 4.4.1 (c)” and shall not be read in any way to limit the existing terms of the Agreement:

[***]

e.	Section 4.4.1 of the Agreement is amended to include the following, which shall be referred to as “Section 4.4.1 (d)” and shall not be read in any way to limit the existing terms of the Agreement:

[***]

f.

Subject to Section 2(a) of this Amendment, Schedule 5.2 of the Agreement, “4. Year 2017” and “5. Year 2018,” are hereby superseded and replaced with the following [***] Co-Promote Fee applicable for performance in 2017 and 2018:

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Year 2017	18%
Year 2018	[***]%

g.	Section 5.3.1 of the Agreement is hereby superseded and replaced with the following [***] Co-Promote Fee Tail Payment:

Upon Expiration.  In the event that this Agreement expires in accordance with Section 12.1, and subject to Section 2.2, then Amarin shall pay Kowa the following “Co-Promote Fee Tail Payment” in accordance with Section 13.5(a):

Relevant Period	co-promote fee tail payment
First 12 months after expiration:	[***]% of the Co-Promote Fee paid to Kowa during the last Year of the Term
Second 12 months after expiration:	[***]% of the Co-Promote Fee paid to Kowa during the last Year of the Term
Third 12 months after expiration:	[***]% of the Co-Promote Fee paid to Kowa during the last Year of the Term

h.	Section 7.5 of the Agreement is hereby amended to include the following, which shall be referred to as “Section 7.5.7” and shall not be read in any way to limit the existing terms of the Agreement:

[***]

4.Effect on the Agreement.  On and after the date hereof, each reference in the Agreement to “this Agreement”, “herein”, “hereof”, “hereunder” or words of similar import shall mean and be a reference to the Agreement as amended hereby.  Except as expressly modified and amended by this Amendment, all terms, covenants and conditions of the Agreement shall remain in full force and effect in accordance with their terms, and the Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.  This Amendment shall supersede all previous writings and understandings between or among the parties.

5.Governing Law; Arbitration.  This Amendment will be subject to all terms and provisions of the Agreement, including, without limitation, Section 14 (Governing Law; Dispute Resolution; and Arbitration) of the Agreement as if fully set forth in this Amendment, provided, however, that Section 14.2.2 shall not apply to any dispute between the Parties under Section 3(b) or 3(j) of this Amendment.

6.Counterparts.  This Amendment may be executed simultaneously in any number of counterparts, any one of which need not contain the signature of more than one Party, but all such counterparts taken together shall constitute one and the same instrument.  This Amendment may be executed and delivered by facsimile or electronic mail transmission, and such transmission shall constitute an original.  Each Party shall execute, acknowledge and deliver such further instruments, and do such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Amendment.

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IN WITNESS WHEREOF, each Party has caused this Amendment to be executed by its duly authorized representative as of the day and year first above written.

KOWA PHARMACEUTICALS AMERICA, INC.

By: /s/ Ben Stakely

Name:  Ben Stakely

Title:  President and Chief Executive Officer

AMARIN PHARMA, INC.

By: /s/ John Thero

Name: John Thero

Title: President and Chief Executive Officer

AMARIN PHARMACEUTICALS IRELAND LIMITED

By: /s/ Patrick O’Sullivan

Name: Patrick O’Sullivan

Title: Director

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

EXHIBIT A

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EXHIBIT B

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